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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): APRIL 19, 1999
                               (APRIL 12, 1999)

                          GAYLORD ENTERTAINMENT COMPANY
             (Exact name of registrant as specified in its charter)

                                    DELAWARE
         (State or other jurisdiction of incorporation or organization)

             1-13079                                      73-0664379
     (Commission File Number)            (I.R.S. employer identification number)


     ONE GAYLORD DRIVE, NASHVILLE, TENNESSEE                          37214
     (Address of principal executive offices)                      (Zip Code)


                                 (615) 316-6000
              (Registrant's Telephone Number, Including Area Code)


                -------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


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ITEM  5.  OTHER EVENTS.

         On April 12, 1999 the Registrant announced that it had entered into a definitive agreement (the "Agreement") whereby CBS Corporation ("CBS") will acquire the Registrant's interest in the entities that own television station KTVT-TV located in Dallas-Fort Worth. The Registrant will receive CBS Common Stock having an aggregate value of $485,000,000, based upon the average market price of CBS Common Stock shortly before the closing date.

         The foregoing summary description of the Agreement and the transactions contemplated by the Agreement is qualified in its entirety by reference to the full text of the Agreement, a Tax Matters Agreement among the parties to the Agreement and a press release issued by the Registrant, copies of which are annexed hereto as Exhibits 2, 10.1 and 99, respectively, incorporated herein by this reference. In addition, the Registrant and CBS amended the Post-Closing Covenants Agreement, dated as of September 30, 1997, among the Registrant, CBS and certain executive officers of the Registrant, a copy of which is filed as
Exhibit 10.2 to the Registrant's Current Report on Form 8-K, dated October 7, 1997.

ITEM  7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c) The exhibits filed with this report are listed in the Exhibit Index set forth elsewhere herein.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                          GAYLORD ENTERTAINMENT COMPANY



                                          By:     /s/  THOMAS J. SHERRARD
                                             ---------------------------------
                                                    Thomas J. Sherrard
                                                         Secretary
April 19, 1999


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                               INDEX TO EXHIBITS

        Exhibit
        Number              Description
        ------              -----------

         2+ Agreement and Plan of Merger, dated as of April 9, 1999, by and among the Registrant, Gaylord Television Company, Gaylord
                  Communications, Inc., CBS Corporation, CBS Dallas Ventures,
                  Inc. and CBS Dallas Media, Inc.

        10.1 Tax Matters Agreement, dated as of April 9, 1999, by and among the Registrant, Gaylord Television Company, Gaylord
                  Communications, Inc. and CBS Corporation.

        10.2      First Amendment to Post-Closing Covenants Agreement and
                  Non-Competition Agreements, dated as of April 9, 1999, by and among the Registrant, CBS Corporation, Edward L. Gaylord and
                  E.K. Gaylord II.

         99       Press Release issued by the Registrant on April 12, 1999.

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+ As directed by Item 601(b)(2) of Regulation S-K, certain schedules and exhibits to this exhibit are omitted from this filing. Registration agrees to furnish supplementally a copy of any omitted schedule or exhibit to the Commission upon request.